                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K


                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  __________________

         Date of Report (Date of earliest event reported):  November 7, 1997
                                 ___________________



                          NICOLLET PROCESS ENGINEERING, INC.
                         -----------------------------------
                (Exact name of registrant as specified in its charter)


         Minnesota                   0-27928                 41-1528120
         ---------                   -------                 ----------
(State or other jurisdiction      (Commission               (IRS employer
    of incorporation)              file number)            identification no.)



 420 North Fifth Street, Ford Centre, Suite 1040, Minneapolis, Minnesota  55401
 ------------------------------------------------------------------------------
                 (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code:  (612) 339-7958


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ITEM 5.  OTHER EVENTS.

    On November 7, 1997, pursuant to certain Subscription Agreements (collectively the "Subscription Agreements") dated as of November 7, 1997 by and between Nicollet Process Engineering, Inc. (the "Company") and each of Oscar Capital Management, LLC ("Oscar Capital"), Anthony Scaramucci ("Scaramucci"), David R. Chamberlin ("Chamberlin") and Andrew K. Boszhardt, Jr. ("Boszhardt") (Oscar Capital, Scaramucci, Chamberlin and Boszhardt are collectively referred to herein as the "Investors"), the Investors purchased an aggregate of 1,166,667 shares (the "Investor Shares") of common stock, no par value (the "Common Stock") of the Company at a price of $0.60 per share, for an aggregate purchase price of $700,000 (the "Transaction"). As a condition to the closing of the Transaction, the directors of the Company were required to purchase an aggregate of 100,000 shares of Common Stock of the Company at a price of $0.60 per share
(the "Directors Shares").   The 1,166,667 shares issued to the Investors in
connection with the Transaction represented approximately 25.2% of the outstanding shares of Common Stock of the Company after the closing, approximately 34.6% of such outstanding Common Stock of the Company prior to the closing and approximately 19.5% of such outstanding Common Stock of the Company on a fully-diluted basis (assuming the exercise of all stock options and
warrants outstanding as of November 7, 1997).   All of the Investors Shares and
the Director Shares are "restricted stock," as defined in the rules promulgated under the Securities Act of 1933, as amended. The Investors Shares also have certain demand and "piggyback" registration rights. Pursuant to the terms of the Subscription Agreements, the Company agreed to elect Boszhardt to the Company's Board of Directors. Mr. Pierce A. McNally and Mr. Robert A. Pitner, the Chairman of the Board and President and Chief Executive Officer of the Company, respectively, have agreed to vote their respective shares of Common Stock of the Company in favor of electing Mr. Boszhardt to the Board of Directors of the Company.

    Additional information concerning the Transaction is contained in the Subscription Agreements and the Registration Rights Agreement, the forms of which are exhibits hereto and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.  Not applicable.


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(c) EXHIBITS.

Exhibit No.   Description                                  Method
----------    -----------                                  ------
10.1          Form of Subscription Agreement dated         Incorporated by reference
              November 7, 1997 by and between the          into Amendment No. 1 to
              Company and each of Oscar, Scaramucci,       Schedule 13D filed on
              Chamberlin and Boszhardt.                    November 13, 1997 by
                                                           Pierce A. McNally and
                                                           Robert A. Pitner.

10.2          Registration Rights Agreement dated          Filed herewith.
              November 7, 1997 by and between the
              Company and each of Oscar, Scaramucci,
              Chamberlin and Boszhardt.


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

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             NICOLLET PROCESS ENGINEERING, INC.
                             (Registrant)



                             By:  /s/ John Sandberg
                                  -----------------------------
                                  John Sandberg
                             Its: Controller


Dated:   November 14, 1997


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                                  INDEX TO EXHIBITS

Exhibit No.   Description                                  Method
----------    -----------                                  ------
10.1          Form of Subscription Agreement dated         Incorporated by reference
              November 7, 1997 by and between the          into Amendment No. 1 to
              Company and each of Oscar, Scaramucci,       Schedule 13D filed on
              Chamberlin and Boszhardt.                    November 13, 1997 by
                                                           Pierce A. McNally and
                                                           Robert A. Pitner.

10.2          Registration Rights Agreement dated          Filed herewith.
              November 7, 1997 by and between the
              Company and each of Oscar, Scaramucci,
              Chamberlin and Boszhardt.


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